SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549


                                  FORM 8-K


                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of report (Date of earliest event reported) January 5, 1999


                           Brunswick Corporation
           (Exact Name of Registrant as Specific in Its Charter)

Delaware                            1-1043                      36-0848180
(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation)                  File Number)              Identification No.)


           1 North Field Court, Lake Forest, Illinois 60045-4811
            (Address of Principal Executive Offices) (Zip Code)


Registrant's Telephone Number, Including Area Code      (847) 735-4700



       (Former Name or Former Address, if Changed Since Last Report)

Item 5.                         Other Events

         On January 5, 1999, Brunswick Corporation announced that a suit was filed by Volvo Penta of the Americas, Inc. in the Federal District Court in Virginia claiming Brunswick violated various provisions of the antitrust laws in connection with its sales of MerCruiser sterndrive and inboard engines. The suit was filed in the Eastern District of Virginia on December 22, 1998, and the complaint was served on Brunswick on December 29, 1998. A copy of the press release is Exhibit 99 to this current repor on Form 8-K.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         99. Press release announcing that Brunswick Corporation was sued in Federal District Court in Virginia for violation of antitrust laws.


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


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BRUNSWICK CORPORATION



DATE:  January 7, 1999                      By:   /s/ Victoria J. Reich
                                                  ----------------------
                                                  Name:  Victoria J. Reich
                                                  Title: Vice President
                                                         and Chief Financial
                                                         and Controller


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

                              EXHIBIT INDEX
                              -------------


Exhibit No.      Exhibit
-----------      -------

    99. Press release announcing that Brunswick Corporation was sued in Federal District Court in Virginia for violation of antitrust laws.




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